Exhibit 99.1

News Release

Boeing Corporate Offices
100 N. Riverside
Chicago, IL 60606-1596
www.boeing.com

Boeing Executive Scott Carson Announces Retirement; Albaugh named Commercial Airplanes leader, Muilenburg to head Integrated Defense Systems

CHICAGO, Aug. 31, 2009 – Boeing Commercial Airplanes President and CEO Scott Carson announced today that he will retire from the company at the end of the year.

Boeing Chairman, President and CEO Jim McNerney has named Jim Albaugh, 59, to Carson’s leadership role at Boeing Commercial Airplanes (BCA), and Dennis Muilenburg, 45, to succeed Albaugh as president and CEO of Boeing Integrated Defense Systems (IDS). Both appointments are effective Sept. 1.

Carson, 63, has led BCA since 2006 after two years heading up the unit’s sales organization, where he was credited with reinvigorating sales of Boeing commercial airplanes and related services to airline customers and leasing companies around the world. He previously served as BCA’s executive vice president and chief financial officer, where he led the finance and business strategy organizations, as well as information systems and services. He also held leadership positions in the company’s defense business and was the first president of Connexion by Boeing.

“The Boeing board of directors and I appreciate Scott’s long record of accomplishment across many disciplines, functions and businesses, and the enduring contributions he has made to Boeing through 38 years of service,” said McNerney. “Thanks to his leadership and operational experience, Boeing Commercial Airplanes has performed extremely well in a tough business environment and remains positioned solidly for continued market success.”

McNerney said that Carson and Albaugh will work together to ensure a smooth transition of customer and other business relationships, and that Carson will also assist on special projects for the company through year end. He will continue to lead the United Way of King County’s 2009-2010 fund-raising campaign, even after his retirement.

Albaugh, a 34-year company veteran with extensive experience in development programs and manufacturing, has led Boeing’s defense, space and associated services businesses since 2002. Under his leadership IDS revenue has grown from $25 billion to an expected $34 billion in 2009, and now accounts for roughly half of Boeing’s annual sales. Prior to his most recent assignment, he led Boeing’s growth in space and communications, including network-centric operations, global missile defense, combat systems, and system-of-systems technologies. He began his career with Rockwell’s aerospace and defense businesses, which Boeing acquired in 1996.

“Jim is a seasoned and effective aerospace executive with substantial experience leading and integrating technically complex businesses and programs from initial development through full production and delivery. His program management and engineering focus will help ensure the success of BCA’s key development and production programs,” McNerney said. “On top of that, as a Washington state native and the leader of more than 9,000 IDS employees working in the Puget Sound region, he is familiar with the people, issues and programs in the area. He is the ideal leader for BCA at this time,” he added.

Muilenburg moves to his new position from Integrated Defense System’s Global Services & Support unit, where he served as president of the $8 billion business that provides global after-delivery support for military platforms and systems, as well as a broad array of defense and government services. Prior assignments include leadership of the Combat Systems Division and Future Combat Systems, the company’s development program for the U.S. Army. He also led the overall engineering development of Boeing’s program to modernize global air traffic management systems.

“Dennis is ready to step up and lead the IDS team,” said McNerney. “His experience in technology integration; track record delivering large-scale programs on time and budget; and work with customers in new, developing markets will help us generate new momentum and long-term growth,” he added.

Albaugh holds bachelor’s degrees in mathematics and physics from Willamette University, and a master’s degree in civil engineering from Columbia University. He will relocate soon to the Seattle area.

Born in Iowa, Muilenburg earned a bachelor’s degree in aerospace engineering from Iowa State University and a master’s degree in aeronautics and astronautics from the University of Washington. He will continue to be based in St. Louis and spend substantial time in the Washington, D.C. area.

A replacement for Muilenburg will be named at a later date.

Forward-Looking Information Is Subject to Risk and Uncertainty

Certain statements in this report may be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “targets,” “anticipates,” and similar expressions are used to identify these forward-looking statements. Forward-looking statements are based upon assumptions about future events that may not prove to be accurate. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak to events only as of the date they are made and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities laws. Specific factors that could cause actual results to differ materially from forward-looking statements include, but are not limited to, those set forth below and other important factors disclosed previously and from time to time in our other filings with the Securities and Exchange Commission: the effect of economic conditions in the United States and globally; the impact on our accounts receivable, customer financing portfolios and allowance for losses of customer defaults and changes in customer credit ratings, credit default rates and collateral values; the impact on our revenues and operating results of changes to indices included in indexed price escalation clauses included in our contracts with commercial airplane and defense customers; the successful execution of our Commercial Airplanes and Integrated Defense Systems backlog; the effects of customers canceling, modifying and/or rescheduling contractual orders; the timing and effects of any decisions to increase or decrease the rate of commercial airplane production; the timing and effects of decisions to complete or launch a Commercial Airplanes program; the ability to successfully develop and timely produce the 787 and 747-8 aircraft; the ability of our suppliers and, as applicable, subcontractors to successfully and timely perform their obligations; the effect on our revenues of political and legal processes; changing defense priorities; and associated budget reductions by U.S. and international government customers affecting Boeing defense programs; our relationship with our union-represented workforce and the negotiation of collective bargaining agreements; the continuation of long-term trends in passenger and cargo traffic and revenue yields in the airline industry; the impact of volatile fuel prices and the airline industry’s response; the effect of declines in aircraft valuations; the impact on our revenues or operating results of airline bankruptcies; the availability of commercial and government financing and the extent to which we are called upon to fund outstanding financing commitments or satisfy other financing requests, and our ability to satisfy those requirements; the continuation of historical costs for fleet support services; the receipt of estimated award and incentive fees on U.S. government contracts; the future demand for commercial satellites and projections of future order flow; the potential for technical or quality issues on development programs, including the Airborne Early Warning and Control program, International KC-767 Tanker, other fixed-price development programs, or commercial satellite programs, to affect schedule and cost estimates, or cause us to incur a material charge or experience a termination for default; the outcome of any litigation and/or government investigation in which we are a party, and other contingencies; returns on pension fund assets, impacts of future interest rate changes on pension obligations and rising healthcare costs; our ability to access external capital resources to fund our operations; the amounts and effects of underinsured operations, including satellite launches; our ability to recover the proportionate amounts owed to us from the other Sea Launch partners; and the scope, nature or impact of acquisition or disposition activity and investment in any joint ventures/strategic alliances, including Sea Launch and United Launch Alliance, and indemnifications and guarantees related thereto.

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Editor’s note: Biographies and photos of these Boeing executives can be found <here>

Contact:	Communications, John Dern, 312-544-2002
Investor Relations, Rob Young, 312-544-2140